UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23772

Bluerock High Income Institutional Credit Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

1-844-819-8287

(Registrant’s telephone number, including area code)

Jason Emala, Esq.

Bluerock Credit Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

BLUEROCK
High Income
Institutional Credit Fund™

SEMI-ANNUAL REPORT

MARCH 31, 2024

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock High Income Institutional Credit Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc. | Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	6
Index to Financial Statements
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	20
Renewal of Investment Advisory Agreement and Sub-Advisory Agreement	30
Additional Information	32
Privacy Policy	33

Semi-Annual Report 3.31.2024

SEMI-ANNUAL REPORT: (4Q 2023 - 1Q 2024) (UNAUDITED) Letter from the Credit Fund Advisors

To Our Valued Shareholders:

We are pleased to present an update for the Bluerock High Income Institutional Credit Fund (“the Fund,” or “High Income Fund”) as of March 31, 2024.

Since inception, the High Income Fund has generated a 9.4% annualized return, while also declaring ten distributions (seven quarterly and three special) totaling $4.90 per share. The underlying portfolio has generated substantial income due to the floating rate nature of the assets and active portfolio management. The Fund has strategically diversified the portfolio year-to-date, investing higher in the Collateralized Loan Obligation (CLO) capital stack, effectively reducing potential risk while simultaneously generating a double-digit underlying yield from the CLO securities, thus increasing the risk-adjusted return profile of the Fund.

*	The underlying senior secured loan portfolio highlights summary presented herein reflects the Fund’s weighted average investment of the Fund’s gross assets and exposure to the underlying investments calculated using quarter-end CLO holdings. The Underlying Loan Value, Debt/Equity Allocation, and Number of Loans are a summation of the Fund’s underlying holdings. Calculations are based on CLOs that publicly report loan information; some collateral managers may not report holdings. Source: Bloomberg.

High Income Fund I Share Performance

CORPORATE HEADQUARTERS | 1345 AVENUE OF THE AMERICAS | 32ND FLOOR | NEW YORK, NY 10105 | 877.826.BLUE (2583) | BLUEROCK.COM

SEMI-ANNUAL REPORT (3.31.2024) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

Market Overview & Outlook

The “higher for longer” interest rate environment we saw develop in the first quarter of 2024 provided a positive backdrop for CLO debt and equity securities. Market expectations shifted significantly during the 6-month period ending in March 31, 2024. In the fourth quarter of 2023, Federal Reserve Chairman Jay Powell signaled that rate cuts were to occur in 2024. However, these expectations subsequently diminished by the close of the first quarter of 2024. This resulted in optimism in CLO markets especially CLO debt, which translated to increasing valuations and also contributed to the High Income Fund’s strong positive performance in the fourth quarter of 2023 and the first quarter of 2024. The market optimism also benefitted CLO equity, as CLO debt tranches at the top of the CLO stack saw yields narrow and thus benefitted CLO equity investors via wider “excess spreads,” or residual cash flow accreting to equity.

The optimism also trickled to senior loan markets, where prices incrementally appreciated, and yields ultimately ended marginally lower than at the beginning of the year. This price appreciation benefits CLO holders, as collateral managers can sell across the loan quality spectrum at attractive prices and position the portfolio with additional high-quality loans.

Additionally, as of 3.31.2024, CLO debt yields are well above similar rated corporate debt, presenting an opportunity for the Fund. Fixed rate corporate debt yields currently reflect historically low spreads vs risk free rates with CLOs generating much higher yields due, in part, to the floating rate nature of their underlying senior secured loans. The CLO yield premiums increase as across the ratings spectrum, highlighting the significantly higher income opportunities across categories of CLOs.

CLO Debt Yields vs. Similar Rated Corporate Bond Yield1

(as of 3.31.2024)

[1]	Sources: Federal Reserve (ICE BofA Index), Bloomberg for CLO data (JP Morgan U.S. CLO Index)

Past performance is not necessarily indicative of future results

Through the Fund’s Sub-Advisor, Whitestar, the High Income Fund continues its approach on two-fold active management: the first is of the CLO holdings, and the Sub-Advisor continues rotating the Fund’s holdings into CLO BB and B debt for attractive risk-adjusted returns relative to other tranches. The portfolio management team continues to find pockets of opportunity in the new issue market from quality CLO managers. Secondly is the active management within the CLOs themselves—for those CLOs where Whitestar is the collateral manager, Whitestar continues to seek out quality senior secured loans issued by corporations with strong balance sheets and robust revenue growth for inclusion in the CLO collateral pools.

SEMI-ANNUAL REPORT (3.31.2024) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

About WhiteStar

The Fund is subadvised by WhiteStar, a structured credit specialist and CLO sponsor who underwrites each senior secured loan and also purchases CLOs on the secondary market to find those with the most attractive risk-reward profiles.

WhiteStar focuses on generating “alpha by avoidance,” or by avoiding investments with a higher default probability and instead investing in loans with a high likelihood of repayment through maturity. As a result, WhiteStar has historically performed as a top quartile CLO manager with low loss and default rates of underlying loans.

On behalf of the entire Bluerock and WhiteStar investment management teams, we thank you for your support in the Fund.

Bluerock Credit Fund Advisor | WhiteStar Asset Management

Performance: Distributions and Total Return Periods as of 3.31.2024

Distributions Class I (IIMWX)	Q1	Q2	Q3	Q4	Special Distributions	Annualized Distribution Rate**
2022	-	-	$0.4818	$0.4975	$0.15	8.63%
2023	$0.4794	$0.4818	$0.4829	$0.6778	$1.00	12.91%
2024	$0.6439					11.00%

	6 Month Return	1-Year Return	Return Since Inception[2]
Class I (IIMWX)	+7.41%	+14.88%	+9.41%

[2]	Inception date of the Fund is June 21, 2022.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements is 5.45% for Class I Shares. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted. Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until January 31, 2025, to ensure that the net annual fund operating expenses will not exceed 2.35% for Class I, subject to possible recoupment from the Fund in future years. In addition to the contractual obligations under its expense limitation agreement, the Adviser, on a purely voluntary basis, has borne all of the operating expenses of the Fund and waived its entire management fee since inception. Such operating expenses and management fees voluntarily paid or waived during this period are not subject to recoupment from the Fund in future years. Without such waiver of fees and payment of expenses by the Adviser, expenses of the Fund would have been higher and the Fund’s returns would have been lower.

**	The Fund accrues distributions daily. The current annualized distribution rate is calculated by annualizing the daily accrual rate of the Fund as of October 1, 2023. The Fund’s distribution policy is to make quarterly distributions to its shareholders, but the amount of such distributions is not fixed. There is no assurance that the Fund will continue to declare distributions or that they will continue at the current rate. A portion of the distributions may consist of a return of capital (nondividend distribution) based on the character of the distributions received from the underlying holdings. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be determined as of the end of each calendar year and will be reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with yield, income, or net profit.

SEMI-ANNUAL REPORT (3.31.2024) | BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND	(UNAUDITED)

Definitions

Asset Backed Securities (ABS): Pools of familiar asset types that represent that security’s contractual obligation to pay a distribution.

Collateralized Loan Obligations (CLOs): Structurally, CLOs are actively managed special purpose vehicles that are formed to manage a portfolio of Senior Secured Loans. The loans within a CLO are predominately limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is strategically diversified across different loans, borrowers, and industries, with limitations on non-U.S. borrowers.

CLO Equity (or CLO equity tranche): The tranche within a CLO that is paid any excess spread. The equity tranche is paid after all the CLO debt and subordinated tranches.

Commercial Mortgage-Backed Securities (CMBS): An asset backed security that’s backed by mortgages on commercial properties.

Investment Grade Bonds (IG Bonds): Bonds that are believed to have a lower risk of default and receive higher ratings by the credit rating agencies namely bonds rated Baa (by Moody’s) or BBB (by S&P and Fitch) or above. These bonds tend to be issued at lower yields than less creditworthy bonds.

Senior Secured Loans (SSLs): Senior Secured Loans are floating rate credit instruments structured primarily with first-priority liens on the assets of the borrower, including, but not limited to cash, receivables, inventory and PP&E, that serve as collateral in support of the repayment of such debt. Senior Secured Loans are predominately used to fund a company’s growth, financing their business, M&A-related transactions or capital expenditures. Senior Secured Loans typically have the highest priority in receiving payments, ahead of both bondholders and preferred stockholders.

Morningstar LSTA US Leveraged Loan Index: The index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market. Investors cannot invest directly in an index or benchmark.

Risk Disclosures

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. This is neither an offer to sell nor a solicitation to purchase any security.

Investors should carefully consider the investment objectives, risks, sales charges and expenses of the Bluerock High Income Institutional Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained online by visiting bluerock.com/hi-fund/documents. The prospectus should be read carefully before investing.

Past performance is not a guarantee of future results. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor and Sub-Advisor to allocate effectively the assets of the Fund among the various available investment opportunities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. There is no guarantee that the Fund’s investment strategies will work under all market conditions. Statements relating to the performance of the Fund contained herein are historical and the Fund’s performance subsequent to the date as of which such statements were made may differ materially. Updated performance data for the Fund is available at bluerockfunds.com/performance.

Please note that the performance data relating to various indices included herein is for informational purposes only. You cannot invest directly in an index. Index performance does not represent actual fund or portfolio performance. Performance of a fund or portfolio may differ significantly from the performance of index holding the same securities. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions would likely reduce returns.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which means the value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund is “non-diversified” under the Investment Company Act of 1940 and therefore may invest more than 5% of its total assets in the securities of one or more issuers. As such, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. The Fund may invest in senior secured debt and CLOs. Substantial increases in interest rates may cause an increase in loan defaults and the value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or uncertainties affecting borrowers generally. There is a risk that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the NAV of, or the distributions by, the Fund to decrease. CLOs carry additional risks, including but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results. In addition, the nature of the Fund’s investment strategy also subjects it to various risks, including credit risk (the debtor may default), liquidity risk (the investment may not be able to be sold at an advantageous time or price) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). All potential investors should read the Risk Factors section of the prospectus for additional information related to the risks associated with an investment in the Fund.

The Bluerock High Income Institutional Credit Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Credit Fund Advisor, LLC is not affiliated with ALPS, or WhiteStar Asset Management.

This material is provided for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. Certain information contained herein has been obtained from sources deemed to be reliable, but has not been independently verified. This material represents views as of its date and is subject to change without notice of any kind.

This report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectuses, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

Bluerock High Income Institutional Credit Fund	Portfolio Review

March 31, 2024 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Performance figures for certain periods ended March 31, 2024:

Bluerock High Income Institutional Credit Fund:	6 Month	1 Year	Since Inception*
Class A
Without Load	7.40%	14.87%	9.38%
With Load(a)	1.22%	8.25%	5.78%
Class C
Without Load	7.46%	14.88%	9.42%
With Load(b)	6.48%	13.88%	9.42%
Class F	7.39%	14.81%	9.38%
Class I	7.41%	14.88%	9.41%
Morningstar LSTA US Leveraged Loan Index	5.40%	12.47%	10.35%

*	Class A, Class C, Class F and Class I commenced operations June 21, 2022.

(a)	Adjusted for initial maximum sales charge of 5.75%.

(b)	Adjusted for early withdrawal charge of 1.00%.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market. Investors cannot invest directly in an index or benchmark.

Total returns are calculated using closing Net Asset Value as of March 31, 2024, and may not match returns presented in the Financial Highlights due to adjustments under accounting principles generally accepted in the United States of America.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2024. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive the base management fees and/or reimburse the Fund for ordinary operating expenses the Fund incurs but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any incentive fee, taxes, interest, brokerage commissions, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 2.60%, 3.35%, 1.75% and 2.35% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class F and Class I shares, respectively. For the avoidance of doubt, acquired fund fees and expenses are not operating costs and are therefore excluded from the Expense Limitation. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years following the date the waiver or reimbursement occurred (provided the Advisor continues to serve as investment advisor to the Fund), if the Fund is able to make the repayment without exceeding the expense limitation then in effect or in effect at the time of the waiver and the repayment is approved by the Board of Trustees (the “Board”). The Expense Limitation Agreement will remain in effect at least until January 31, 2025, unless and until the Board approves its modification or termination. After January 31, 2025, the Expense Limitation Agreement may be renewed at the Advisor’s and Board’s discretion. Additionally, on a purely voluntary basis, the Advisor has borne all of the operating expenses of the Fund and waived its entire management fee since inception. The Advisor shall not seek to recoup the voluntary operating expenses reimbursed and voluntary management fees waived during this period. Without such waiver of fees and payment of expenses by the Advisor, expenses of the Fund would have been higher and the Fund’s returns would have been lower.

Bluerock High Income Institutional Credit Fund	Portfolio Review

March 31, 2024 (Unaudited)

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 5.73%, 6.46%, 5.60% and 5.45% for Class A, Class C, Class F and I, respectively, per the February 1, 2024 prospectus and may differ from the ratios presented in the Financial Highlights. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $ 1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of March 31, 2024

Percent of Net Assets
Collaterized Loan Obligations Equity	45.59%
Collaterized Loan Obligations Debt	50.33%
Short-Term Investments	5.18%
TOTAL INVESTMENTS	101.10%
Liabilities in Excess of Other Assets	-1.10%
TOTAL NET ASSETS	100.00%

Semi-Annual Report | March 31, 2024	7

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

March 31, 2024 (Unaudited)

Security(a)	Estimated Yield/Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
COLLATERALIZED LOAN OBLIGATIONS (95.92%)(e)
Collateralized Loan Obligations Equity (45.59%)(f)
CIFC Funding 2022-II, Ltd., Class SUBB	19.21%	6/21/2022	4/19/2035	$2,500,000	$2,073,837	$1,968,573
Trinitas CLO VI, Ltd., Class SUB	11.86%	6/21/2022	1/25/2034	35,421,178	23,993,587	20,273,169
Trinitas CLO VII, Ltd., Class SUB	10.61%	6/21/2022	1/25/2035	9,450,000	5,707,636	4,543,729
Trinitas CLO IX, Ltd., Class SUB	1.24%	6/21/2022	1/20/2032	13,000,000	6,762,760	5,327,867
Trinitas CLO X, Ltd., Class SUB	13.33%	6/21/2022	1/15/2035	22,900,000	18,084,610	15,250,071
Trinitas CLO XII, Ltd., Class SUB	19.29%	6/21/2022	4/25/2033	11,820,000	10,022,476	10,331,743
TOTAL Collateralized Loan Obligations Equity (Cost $66,644,906)						57,695,152

Collateralized Loan Obligations Debt (50.33%)
1988 CLO 1, Ltd., Class E	3M SOFR + 8.05%	4/14/2023	10/15/2037	2,950,000	2,812,794	2,954,584
1988 CLO 2, Ltd., Class E	3M SOFR + 8.27%	8/2/2023	4/15/2038	3,500,000	3,490,780	3,596,205
1988 CLO 3, Ltd., Class E	3M SOFR + 8.14%	2/8/2024	10/15/2038	1,500,000	1,507,477	1,515,894
37 Capital CLO II, Class E	3M SOFR + 8.32%	7/14/2023	7/15/2034	500,000	476,910	487,070
37 Capital CLO III, Class F	3M SOFR + 8.90%	2/13/2024	4/15/2036	1,000,000	990,039	994,538
AGL CLO 9, Ltd., Class E	3M SOFR + 7.52%	2/21/2024	1/20/2034	500,000	502,488	509,032
AGL CLO 19, Ltd., Class F	3M SOFR + 8.84%	1/9/2024	7/21/2035	750,000	709,054	718,098
BBAM US CLO II, Ltd., Class D	3M SOFR + 8.15%	1/3/2024	10/15/2038	1,000,000	1,000,000	1,016,930
BBAM US CLO III, Ltd., Class D	3M SOFR + 8.60%	10/3/2023	10/15/2038	2,500,000	2,431,828	2,501,855
Bridge Street CLO III, Ltd., Class E	3M SOFR + 8.04%	6/2/2023	10/20/2034	700,000	660,992	692,523
Bryant Park Funding 2024-22, Ltd., Class E	3M SOFR + 7.13%	2/13/2024	4/15/2037	750,000	742,279	746,071
CIFC Funding 2022-II, Ltd., Class E	3M SOFR + 7.00%	2/8/2024	4/19/2035	1,000,000	1,002,486	1,006,756
Diameter Capital CLO 5, Ltd., Class D	3M SOFR + 7.57%	12/1/2023	10/15/2036	1,000,000	995,051	1,030,865
Elevation CLO 2021-14, Ltd., Class D2	3M SOFR + 5.28%	12/6/2023	10/20/2034	605,000	539,385	552,406
Elmwood CLO 25, Ltd., Class F	3M SOFR + 8.33%	1/24/2024	4/17/2037	2,500,000	2,475,049	2,493,778
Elmwood CLO III, Ltd., Class FR	3M SOFR + 8.00%	1/11/2024	10/20/2034	2,900,000	2,760,677	2,770,588
Elmwood CLO XII, Ltd., Class E	3M SOFR + 6.61%	12/7/2023	1/20/2035	450,000	446,891	455,687
Elmwood CLO XII, Ltd., Class F	3M SOFR + 8.54%	8/9/2023	1/20/2035	2,000,000	1,908,143	1,955,476
Empower CLO 2022-1, Ltd., Class E	3M SOFR + 8.55%	3/29/2023	10/20/2034	3,730,000	3,633,169	3,807,088
Empower CLO 2023-2, Ltd., Class E	3M SOFR + 8.25%	11/17/2023	7/15/2036	500,000	501,236	513,629
Flatiron CLO 20, Ltd., Class E	3M SOFR + 8.11%	8/23/2023	11/20/2033	1,101,000	1,104,173	1,120,889

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund	Portfolio of Investments (Continued)

March 31, 2024 (Unaudited)

Security(a)	Estimated Yield/Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
Collateralized Loan Obligations Debt (50.33%) (continued)
Fortress Credit BSL IX, Ltd., Class E	3M SOFR + 8.19%	2/20/2024	10/20/2033	$1,550,000	$1,540,365	$1,544,932
Fortress Credit BSL XXI, Ltd., Class E	3M SOFR + 7.83%	3/27/2024	4/24/2037	3,000,000	2,970,000	2,970,000
Generate CLO 4, Ltd., Class ER	3M SOFR + 7.01%	12/7/2023	4/20/2032	3,000,000	3,010,279	3,022,947
Generate CLO 9, Ltd., Class E	3M SOFR + 7.11%	2/12/2024	10/20/2034	1,000,000	1,002,485	1,006,249
Generate CLO 12, Ltd., Class E	3M SOFR + 8.40%	9/28/2023	7/20/2036	3,000,000	3,014,774	3,069,177
Katayma CLO I, Ltd., Class E	3M SOFR + 8.14%	11/14/2023	10/20/2036	3,000,000	2,956,462	3,044,451
LCM 40, Ltd., Class E	3M SOFR + 8.15%	8/1/2023	1/15/2036	2,000,000	1,980,429	2,030,694
Madison Park Funding XXIX, Ltd., Class F	3M SOFR + 7.83%	9/5/2023	10/18/2030	1,500,000	1,407,129	1,434,291
Mountain View CLO XVII, Ltd., Class E	3M SOFR + 8.53%	2/2/2024	9/14/2036	500,000	506,221	509,374
Park Avenue Institutional Advisers CLO, Ltd. 2021-1, Class D	3M SOFR + 7.56%	7/20/2023	1/20/2034	500,000	461,805	473,169
Park Blue CLO 2022-1, Ltd., Class F	3M SOFR + 10.00%	1/17/2024	10/20/2034	1,000,000	1,002,482	1,010,011
Park Blue CLO 2022-II, Ltd., Class F	3M SOFR + 7.00%	1/18/2024	1/20/2035	1,000,000	992,563	999,407
Park Blue CLO 2023-III, Ltd., Class F	3M SOFR + 7.16%	1/18/2024	4/20/2036	1,000,000	982,617	992,264
Park Blue CLO 2023-III, Ltd., Class E	3M SOFR + 7.80%	1/30/2024	4/20/2036	1,000,000	1,004,972	1,010,663
Regatta XIX Funding, Ltd., Class F	3M SOFR + 8.25%	1/9/2024	4/20/2035	500,000	457,828	463,947
TCI-Flatiron CLO 2017-1, Ltd., Class E	3M SOFR + 6.61%	12/7/2023	11/18/2030	2,000,000	2,009,708	2,013,440
Trimaran CAVU 2022-1, Ltd., Class E	3M SOFR + 9.08%	6/28/2023	10/22/2035	1,400,000	1,396,583	1,415,390
TSTAT 2022-1, Ltd., Class F	3M SOFR + 10.00%	7/27/2022	7/20/2031	2,500,000	2,500,000	2,440,048
Wellfleet CLO 2022-2, Ltd., Class E	3M SOFR + 8.56%	7/24/2023	10/18/2035	2,750,000	2,731,424	2,815,120
TOTAL Collateralized Loan Obligations Debt (Cost $62,619,027)						63,705,536

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $129,263,933)						121,400,688

SHORT TERM INVESTMENT (5.18%)
Fidelity Government Portfolio, 5.21%(g) (Cost $6,557,470)				$6,557,470		6,557,470

TOTAL INVESTMENTS (101.10%) (Cost $135,821,403)						$127,958,158
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.10%)						(1,393,443)
NET ASSETS (100.00%)						$126,564,715

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2024	9

Bluerock High Income Institutional Credit Fund	Portfolio of Investments (Continued)

March 31, 2024 (Unaudited)

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M SOFR - 3 Month SOFR as of March 31, 2024 was 5.33%

(a)	The Fund does not "control" nor is an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Fund would be presumed to "control" a portfolio company if the Fund owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if the Fund owned 5% or more of its voting securities.
(b)	Acquisition date represents the initial purchase trade date, or the date the investment was contributed to the Fund at inception.
(c)	Cost represents the GAAP amortized cost, defined as the initial cost minus any return of principal and/or adjusted for the accretion(amortization) of discounts(premiums).
(d)	Fair value is determined in good faith in accordance with valuation principles pursuant to FASB ASC Topic 820 "Fair Value Measurement". Fair value is determined using significant unobservable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate market value of those securities was $121,400,688, representing 95.92% of net assets.
(f)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to CLO debt tranche holders and CLO expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions, and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(g)	The rate shown is the 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund	Statement of Assets and Liabilities

March 31, 2024 (Unaudited)

ASSETS
Investments, at value (Cost $135,821,403)	$127,958,158
Cash	1,549,888
Receivable for shares sold	1,339,671
Dividends and Interest receivable	1,947,749
Receivable due from Advisor	115,359
Prepaid expenses and other assets	36,373
Total Assets	132,947,198
LIABILITIES
Payable for investments purchased	2,970,000
Payable for distributions	3,212,112
Administration fees payable	36,304
Transfer agency fees payable	6,737
Shareholder servicing fees payable	3,846
Distribution fees payable	2,174
Trustees' fees payable	236
Accrued expenses and other liabilities	151,074
Total Liabilities	6,382,483

Commitments and Contingencies (See Note 3)

NET ASSETS	$126,564,715
NET ASSETS CONSIST OF
Paid-in capital	$127,416,930
Total distributable earnings	(852,215)
NET ASSETS	$126,564,715
PRICING OF SHARES
Class A:
Net asset value, per share	$23.97
Net assets	$15,781,048
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	658,342
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$25.43
Class C:
Net asset value, per share	$23.98
Net assets	$3,764,128
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	156,994
Class F:
Net asset value, per share	$23.97
Net assets	$81,707,903
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,408,241
Class I:
Net asset value, per share	$23.85
Net assets	$25,311,636
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,061,413

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2024	11

Bluerock High Income Institutional Credit Fund	Statement of Operations

For the Six Months Ended March 31, 2024 (Unaudited)

INVESTMENT INCOME
Interest income	$8,114,173
Total Investment Income	8,114,173

EXPENSES
Investment Advisory fees	978,793
Incentive Fees	1,328,656
Administrative fees	112,090
Transfer Agency fees	37,827
Shareholder servicing fees:
Class A	12,611
Class C	2,482
Distribution fees:
Class C	7,446
Legal fees	36,512
Professional fees	130,947
Tax expense	43,436
Reports to shareholders and printing fees	23,233
Custody fees	8,325
Chief compliance officer fees	16,103
Trustees' fees	20,236
Other expenses	39,300
Total Expenses	2,797,997
Less: Fees waived/expenses reimbursed by Advisor (See Note 3)	(2,797,997)
Net Expenses	–
Net Investment Income	8,114,173
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	514,157
Net change in unrealized appreciation/(depreciation) on investments	(416,004)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	98,153
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,212,326

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023
OPERATIONS:
Net investment income	$8,114,173	$14,845,424
Net realized gain/(loss) on investments	514,157	(2,888,644)
Net change in unrealized depreciation on investments	(416,004)	(5,839,581)
Net Increase in Net Assets Resulting from Operations	8,212,326	6,117,199
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(934,350)	(168,060)
From return of capital	–	(31,334)
Class C
From distributable earnings	(177,705)	(16,970)
From return of capital	–	(3,164)
Class F
From distributable earnings	(7,622,490)	(6,648,128)
From return of capital	–	(1,239,529)
Class I
From distributable earnings	(1,359,656)	(179,963)
From return of capital	–	(33,554)
Total Distributions to Shareholders	(10,094,201)	(8,320,702)
CAPITAL SHARE TRANSACTIONS:
Class A
Shares sold	10,078,705	5,473,955
Distributions reinvested	585,294	143,033
Shares redeemed	(124,667)	(22,298)
Shares transferred out(a)	–	(432,002)
Class C
Shares sold	3,178,930	524,375
Distributions reinvested	54,721	6,735
Shares redeemed	(10,606)	–
Class F
Shares sold	–	2,500,000
Distributions reinvested	473,310	4,129,361
Shares redeemed	(5,563,007)	–
Class I
Shares sold	17,866,012	7,054,746
Distributions reinvested	281,448	67,352
Shares redeemed	(324,941)	(48,029)
Shares transferred in(b)	–	432,002
Net Increase in Net Assets Derived from Capital Share Transactions	26,495,199	19,829,230
Net increase in net assets	24,613,324	17,625,727
NET ASSETS:
Beginning of Period	101,951,391	84,325,664
End of Period	$126,564,715	$101,951,391

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2024	13

Bluerock High Income Institutional Credit Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023
Other Information
Share Transactions:
Class A
Beginning shares	220,324	5,642
Shares sold	418,476	227,293
Distributions reinvested	24,704	5,965
Shares redeemed	(5,162)	(929)
Shares transferred out(a)	–	(17,647)
Net increase in shares outstanding	438,018	214,682
Ending shares	658,342	220,324
Class C
Beginning shares	22,879	1,000
Shares sold	132,258	21,600
Distributions reinvested	2,304	279
Shares redeemed	(447)	–
Net increase in shares outstanding	134,115	21,879
Ending shares	156,994	22,879
Class F
Beginning shares	3,619,797	3,350,938
Shares sold	–	101,709
Distributions reinvested	19,994	167,150
Shares redeemed	(231,550)	–
Net increase/(decrease) in shares outstanding	(211,556)	268,859
Ending shares	3,408,241	3,619,797
Class I
Beginning shares	313,549	2,015
Shares sold	743,756	293,097
Distributions reinvested	11,876	2,811
Shares redeemed	(13,665)	(2,014)
Shares transferred in(b)	–	17,640
Net increase in shares outstanding	741,967	311,534
Ending shares	1,055,516	313,549

(a)	Shares transferred out - net reduction in shares of a particular class resulting from transfer to other share classes.
(b)	Shares transferred in - net increase in shares of a particular class resulting from transfers from other share classes.

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2024 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,212,326
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(43,527,265)
Proceeds from disposition of investment securities	19,615,436
Net purchases of short-term investment securities	(608,554)
Net realized gain on investments	(514,157)
Net change in unrealized appreciation/(depreciation) on investments	416,004
Discount and premiums amortized	2,265,714
(Increase)/Decrease in Assets:
Dividends and interest receivable	(868,246)
Prepaid expenses and other assets	16,132
Receivable due from advisor	(115,359)
Increase/(Decrease) in Liabilities:
Due to advisor	(134,740)
Administrative fees payable	(2,791)
Transfer agency fees payable	(17,770)
Shareholder servicing fees payable	2,698
Distribution fees payable	1,844
Accrued expenses and other liabilities	(82,288)
Trustees' fees payable	236
Net Cash Provided by Operating Activities	(15,340,780)

Cash Flows from Financing Activities:
Proceeds from shares sold	30,161,960
Payment on shares redeemed	(6,023,221)
Cash distributions paid	(7,461,058)
Net Cash Used in Financing Activities	16,677,681

Net Change in Cash	1,336,901

Cash Beginning of Period	$212,987
Cash End of Period	$1,549,888

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$1,394,773

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2024	15

Bluerock High Income Institutional Credit Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Period Ended September 30, 2022 (a)
Net asset value, beginning of year/period	$24.41		$25.11	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.72		4.01	1.09
Net change in unrealized gain/(loss) on investments	0.01		(2.47)	(0.48)
Total from investment operations	1.73		1.54	0.61

DISTRIBUTIONS:
From net investment income	(2.17)		(1.89)	(0.02)
Return of capital	–		(0.35)	(0.48)
Total distributions	(2.17)		(2.24)	(0.50)

Net asset value, end of year/period	$23.97		$24.41	$25.11
TOTAL RETURN(c)	7.40	%(d)	6.58%	2.43	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$15,781		$5,378	$142
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	5.21	%(f)	5.72%	7.61	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.00	%(f)	0.00%	0.00	%(f)
Ratio of net investment income to average net assets	14.38	%(f)	16.68%	15.94	%(f)

Portfolio turnover rate	18	%(d)	23%	0	%(d)

(a)	Class A inception date was June 21, 2022.

(b)	Per share amounts are calculated using the average shares method.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Not annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(f)	Annualized.

(g)	In addition to the Expense Limitation Agreement, the Advisor voluntarily absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations, resulting in 4.97%, 5.33% and 5.86% voluntarily waived during the year/period ended March 31, 2024, September 30, 2023 and September 30, 2022 respectively. In the absence of the election by the Fund's investment advisor to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Period Ended September 30, 2022 (a)
Net asset value, beginning of year/period	$24.41		$25.10	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.72		3.87	1.08
Net change in unrealized gain/(loss) on investments	0.03		(2.32)	(0.48)
Total from investment operations	1.75		1.55	0.60

DISTRIBUTIONS:
From net investment income	(2.18)		(1.89)	(0.02)
Return of capital	–		(0.35)	(0.48)
Total distributions	(2.18)		(2.24)	(0.50)

Net asset value, end of year/period	$23.98		$24.41	$25.10
TOTAL RETURN(c)	7.46	%(d)	6.63%	2.39	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$3,764		$559	$25
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	5.96	%(f)	6.45%	7.31	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.00	%(f)	0.00%	0.00	%(f)
Ratio of net investment income to average net assets	14.32	%(f)	16.09%	15.76	%(f)

Portfolio turnover rate	18	%(d)	23%	0	%(d)

(a)	Class C inception date was June 21, 2022.

(b)	Per share amounts are calculated using the average shares method.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Not annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(f)	Annualized.

(g)	In addition to the Expense Limitation Agreement, the Advisor voluntarily absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations, resulting in 5.72%, 6.08% and 5.56% voluntarily waived during the year/period ended March 31, 2024, September 30, 2023 and September 30, 2022 respectively. In the absence of the election by the Fund's investment advisor to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2024	17

Bluerock High Income Institutional Credit Fund - Class F	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Period Ended September 30, 2022 (a)
Net asset value, beginning of year/period	$24.41		$25.10	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.75		4.00	1.08
Net change in unrealized gain/(loss) on investments	(0.02)		(2.45)	(0.48)
Total from investment operations	1.73		1.55	0.60

DISTRIBUTIONS:
From net investment income	(2.17)		(1.89)	(0.02)
Return of capital	–		(0.35)	(0.48)
Total distributions	(2.17)		(2.24)	(0.50)

Net asset value, end of year/period	$23.97		$24.41	$25.10
TOTAL RETURN(c)	7.39	%(d)	6.63%	2.39	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$81,708		$88,359	$84,108
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	4.95	%(f)	5.59%	6.31	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.00	%(f)	0.00%	0.00	%(f)
Ratio of net investment income to average net assets	14.53	%(f)	16.51%	15.75	%(f)

Portfolio turnover rate	18	%(d)	23%	0	%(d)

(a)	Class F inception date was June 21, 2022.

(b)	Per share amounts are calculated using the average shares method.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Not annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(f)	Annualized.

(g)	In addition to the Expense Limitation Agreement, the Advisor voluntarily absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations, resulting in 4.12%, 4.48% and 4.56% voluntarily waived during the year/period ended March 31, 2024, September 30, 2023 and September 30, 2022 respectively. In the absence of the election by the Fund's investment advisor to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

The accompanying notes are an integral part of these financial statements.

Bluerock High Income Institutional Credit Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Period Ended September 30, 2022 (a)
Net asset value, beginning of year/period	$24.42		$25.10	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.73		3.82	1.08
Net change in unrealized gain/(loss) on investments	(0.12)		(2.26)	(0.48)
Total from investment operations	1.61		1.56	0.60

DISTRIBUTIONS:
From net investment income	(2.18)		(1.89)	(0.02)
Return of capital	–		(0.35)	(0.48)
Total distributions	(2.18)		(2.24)	(0.50)

Net asset value, end of year/period	$23.85		$24.42	$25.10
TOTAL RETURN(c)	7.41	%(d)	6.67%	2.39	%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (000s)	$25,312		$7,656	$51
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	5.00	%(f)	5.44%	6.22	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.00	%(f)	0.00%	0.00	%(f)
Ratio of net investment income to average net assets	14.38	%(f)	15.91%	15.78	%(f)

Portfolio turnover rate	18	%(d)	23%	0	%(d)

(a)	Class I inception date was June 21, 2022.

(b)	Per share amounts are calculated using the average shares method.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Not annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(f)	Annualized.

(g)	In addition to the Expense Limitation Agreement, the Advisor voluntarily absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations, resulting in 4.72%, 5.08% and 4.47% voluntarily waived during the year/period ended March 31, 2024, September 30, 2023 and September 30, 2022 respectively. In the absence of the election by the Fund's investment advisor to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2024	19

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

1. ORGANIZATION

The Bluerock High Income Institutional Credit Fund (the "Fund" or the "Trust") was organized as a Delaware statutory trust on August 19, 2021 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund's investment advisor is Bluerock Credit Fund Advisor, LLC (the "Advisor"). WhiteStar Asset Management LLC (the "Sub-Advisor" and/or "WhiteStar") serves as the Fund's investment sub-advisor, pursuant to the Sub-Advisor Agreement with the Advisor. The Fund's primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans ("Senior Secured Loans"). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or "CLOs", (collectively with Senior Secured Loans, "Target Securities"). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar -denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as "below investment grade" or "junk", or are unrated (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC ("Trinitas") or other advisors who may also be associated with the Sub-Advisor. Securities which are "below investment grade" or "junk" are predominantly speculative in nature.

The Fund commenced operations on June 21, 2022. The Fund currently offers Class A, Class C, Class F and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made with any amount. There is no minimum initial investment amount for Class F shares. Class F shares are not publicly available for purchase.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are governed by accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and unrealized gain/(loss) on investments for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies.”

A. Valuation of Investments – Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. Fund investments are valued in accordance with FASB ASC Topic 820 "Fair Value Measurement", and governed by the Fund's valuation policies. The Fund's Board of Trustees (the "Board") has named the Advisor as its valuation designee. As the valuation designee, the Advisor executes the Fund's valuation policies. The Board reviews the execution of this process at least annually to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's third-party valuation consultants. The Advisor will attempt to obtain current information to value all fair valued securities.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund, including the Fund's investments in CLOs. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments in accordance with FASB ASC Topic 820 "Fair Value Measurement". The framework establishes a hierarchy that prioritizes inputs to valuation methods, which the Fund utilizes on a recurring basis. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2024, maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2024 for the Fund's investments measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$–	$121,400,688	$121,400,688
Short Term Investments	6,557,470	–	–	6,557,470
TOTAL	$6,557,470	$–	$121,400,688	$127,958,158

Semi-Annual Report | March 31, 2024	21

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

The following table shows the aggregate changes in fair value of the Fund's Level 3 investments during the six months ended March 31, 2024.

Asset Type	Balance as of September 30, 2023	Accrued Discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of March 31, 2024	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 Investments held at March 31, 2024
Collateralized Loan Obligations	$99,914,407	$22,651	$514,157	$(416,004)	$39,973,515	$(18,608,038)	$121,400,688	$(393,293)

A.1. Valuation of Collateralized Loan Obligations – The Fund primarily invests in junior debt and equity tranches of CLOs. With respect to CLOs, the Fund has engaged an independent third-party valuation specialist to assist in estimating fair value for such securities in circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of CLOs include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower's ability to adequately service its debt, loan prepayment rate, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable. All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund's actual investment position. In addition, the Advisor considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Advisor may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

The Advisor categorizes CLO investments as a Level 3 investment. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO investments in which the Fund invests. The Advisor incorporates the prices from a third-party valuation specialist to estimate the fair value of CLO investments. Estimates are based on detailed information on the characteristics of each CLO, including recent information about the underlying senior secured loans and CLO debt liabilities from data sources such as trustee reports, in order to project future cash flows in a consistent and transparent manner.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of March 31, 2024. In addition to the technique and inputs noted in the table below, the Advisor may use other valuation techniques and methodologies when determining the Fund's fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund's fair value measurements as of March 31, 2024. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Asset Class	Fair Value at March 31, 2024	Valuation Technique/Methodologies	Unobservable Inputs	Range/Weighted Average(1)
Collateralized Loan Obligations	$121,400,688	Discounted Cash Flows	Annual Default Rate	1.42% - 2.00% / 1.87%
			Annual Prepayment Rate	25.00%
			Reinvestment Price	$96.50 - $99.50 / $98.83
			Recovery Rate	70.00%
			Expected Yield	10.38% - 26.91% / 15.46%

(1)	Weighted average calculations are based on the fair value of investments as of March 31, 2024. In the cases where no range is provided, a single assumption is being utilized.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (or lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

A.2. Valuation of Other Investments – Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund will generally focus its investments in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. The Fund currently invests a portion of its assets, including excess cash, in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

B. Security Transaction, Investment Income Recognition and Expenses – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income from short term money market investments is recorded on an accrual basis. Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt investment on non-accrual status and will generally cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual debt investments to accrual status when past due principal and interest is paid and, in the Fund's judgment, the payments are likely to remain current. As of March 31, 2024 the Fund had no non-accrual debt investments in its portfolio. Interest income from investments in CLO equity is recorded based on an estimation of an effective yield to expected maturity utilizing estimated future cash flows. Interest income from CLO equity investments is monitored on an ongoing basis and is updated periodically to account for any change in expected future cash flows. Any difference between the actual cash received from CLO equity investments and the income recognized by the Fund is recorded as an adjustment to the cost basis of the investment.

C. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits is expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2024, the Fund incurred $43,436 of excise tax refund related to the 2022 calendar year.

D. Distributions to Shareholders – Distributions from investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

E. Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Fund currently invests excess cash in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. The FDIC insures deposit accounts up to $250,000 for each account holder. At March 31, 2024, the Fund held $1,549,888 with the Custodian.

F. Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Semi-Annual Report | March 31, 2024	23

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

G. Recent Accounting Pronouncements – In March 2020, the FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying GAAP to certain contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, "Reference Rate Reform (Topic 848)," which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020- 04 and ASU 2021-01, as updated by ASU 2022-06, are effective as of March 12, 2020 through December 31, 2024. The Fund adopted the standard and it had no material effect on the Fund's financial statements.

3. RELATED-PARTY TRANSACTIONS, SERVICE PROVIDERS AND TRUSTEE COMPENSATION

A. Related Party Transactions

Investment Advisory Agreement– Pursuant to an investment management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee consisting of two components — a base management fee and an incentive fee. The base management fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the average value of the Fund’s daily net assets during such period. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 20% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s daily net assets, equal to 2.0% per quarter (or an annualized hurdle rate of 8.0%), subject to a “catch-up” feature, which allows the Advisor to recover foregone incentive fees that were previously limited by the hurdle rate. For these purposes, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s quarterly operating expenses (including the base management fee, expenses reimbursed to the Advisor or Sub-Advisor and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). For the six months ended March 31, 2024, the Advisor earned a base management fee of $978,793 and incentive fees of $1,328,656. No management fees and incentive fees were paid by the Fund during the period as the Advisor voluntarily waived or absorbed all fees during the period. As of March 31, 2024, the due from advisor amount of $115,359, represents amounts owed to the Fund for payments of Fund expenses.

Sub-advisory services are provided to the Fund pursuant to the Sub-Advisor Agreement between the Advisor and WhiteStar. Under the terms of the Sub-Advisor Agreement, the Sub-Advisor is paid 50% of the net investment advisory fees paid to the Advisor by the Fund pursuant to the Advisor Agreement between the Fund and the Advisor. The compensation is not an expense of the Fund.

Expense Limitation Agreement – The Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its base management fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, incentive fees, and extraordinary expenses), to the extent that such expenses exceed 2.60%, 3.35%, 1.75% and 2.35% per annum of the Fund's average daily net assets attributable to Class A shares, Class C shares, Class F shares and Class I shares, respectively (the “Expense Limitation”). In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were occurred; (2) the reimbursement may not be made if it would cause the current, or then in effect Expense Limitation to be exceeded; and (3) the reimbursement is approved by the Board. The Expense Limitation Agreement will be effective until January 31, 2025, unless and until the Board approves its modification or termination. After January 31, 2025, the Expense Limitation Agreement may be renewed at the Advisor’s and Board's discretion. The Advisor’s ability to recover organizational and offering costs, subject to the terms of the Expense Limitation Agreement, will expire within the three years following the date the waiver or reimbursement occurred. For the six months ended March 31, 2024, the Advisor waived $383,635 pursuant to the Expense Limitation Agreement, which is subject to recoupment per the terms aforementioned. As of March 31, 2024, it is not probable that the Fund will be able to recoup this amount. Including amounts waived during the six months ended March 31, 2024, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,756,323 and will expire during the fiscal years indicated below:

	2025	2026	2027
Bluerock High Income Institutional Credit Fund	$401,732	$970,956	$383,635

In addition to the Expense Limitation Agreement described above, the Advisor voluntarily waived or absorbed all of the operating expenses of the Fund for the six months ended March 31, 2024, which amounted to $2,414,362. Operating expenses voluntarily waived or absorbed by the Advisor during the aforementioned period are not subject to recoupment by the Advisor. The Advisor may continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

B. Service Providers – ALPS Fund Services, Inc. (“ALPS”) provides administrative, fund accounting, compliance and other services to the Fund for a monthly administration fee based on the greater of an annual minimum fee or an asset based fee, which scales downward based upon average daily net assets.

UMB Bank, N.A (“Custodian”), with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as the Fund’s custodian.

DST Systems, Inc. ("DST"), serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Distributor acts as an agent for the Fund and the distributor of its shares. The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A and Class C shares for such services. Class F shares and Class I shares are not subject to a shareholder servicing fee. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. Class A Shares, Class F shares, and Class I shares are not subject to a distribution fee. Fees under the Shareholder Services Plan and Distribution Plan are disclosed in the Statement of Operations for the six months ended March 31, 2024.

The Distributor acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. For the six months ended March 31, 2024, the Distributor paid $171,341 in underwriting commissions for sales of Class A shares, of which $31,838 was retained by the principal underwriter. For the six months ended March 31, 2024, the Distributor paid $18,150 in advanced underwriting commissions for sales of Class C.

The Distributor has entered into a wholesale marketing agreement with Bluerock Capital Markets, LLC (“BCM”), a registered broker-dealer affiliate of the Advisor. Pursuant to the terms of the wholesale marketing agreement, BCM will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including regional and independent retail broker-dealers. BCM will receive a portion of the sales load from the sale of certain classes of Fund shares for its services provided under these agreements. For the six months ended March 31, 2024, BCM received $72,570.

C. Trustee Compensation – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $10,000, paid quarterly, of which $5,000 is paid in cash and the remaining is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2024, amounted to $43,482,265 and $19,832,275 respectively.

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline which is the date the repurchase off ends (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

Semi-Annual Report | March 31, 2024	25

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

During the six months ended March 31, 2024, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	September 28, 2023	December 28, 2023
Repurchase Request Deadline	November 7, 2023	February 6, 2024
Repurchase Pricing Date	November 7, 2023	February 6, 2024

Net Asset Value as of Repurchase Offer Date:
Class A	$24.36	$23.71
Class C	$24.36	$23.72
Class F	$24.36	$23.72
Class I	$24.36	$23.72

Amount Repurchased:
Class A	$86,000	$38,667
Class C	$–	$10,606
Class F	$2,688,784	$2,874,224
Class I	$31,183	$293,759

Total Number of Shares Tendered:	115,187	135,637
Percentage of Shares Tendered that were Repurchased:	100.00%	100.00%

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund's distribution policy is to make quarterly distributions to shareholders. The Fund intends to accrue dividends daily (Saturdays, Sundays and holidays included) and to distribute as of the last business day of each quarter. Income dividends begin accruing the day after a purchase is processed by the Fund or its agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Fund or its agents. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. This distribution policy is subject to change. Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares of the same class under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Distributions are made at the class level, so they may vary from class to class within the Fund. For the six months ended March 31, 2024, the Fund accrued dividends of $10,094,201, of which $1,394,773 was reinvested in shares.

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2023	$7,013,121	$–	$1,307,581
2022	81,119	–	1,590,483

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of March 31, 2024.

As of March 31, 2024, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$1,455,726	$(9,318,972)	$(7,863,246)	$135,821,405

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to Qualified Electing Funds and partnerships.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

As of September 30, 3023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(1,841,650)	$–	$2,871,307	$1,029,657

7. EARLY WITHDRAWAL CHARGE

Class A shareholders and Class C shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal change does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal change is paid directly to the Fund. For the six months ended March 31, 2024, the Fund did not receive any such fees.

8. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligation (CLO) Risk – In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. In a typical CLO, the capital structure would include approximately 90% debt, of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. The Fund may acquire CLO investments in such equity and junior debt securities, which are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s investments in Senior Secured Loans in CLOs may be riskier and less transparent to the Sub-Advisor than direct investments in the underlying companies. The Sub-Advisor cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There is limited control of the administration and amendment of Senior Secured Loans in CLOs. Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to the Fund.

Semi-Annual Report | March 31, 2024	27

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any the senior tranches of CLO debt are repaid in full. The Fund’s investments in CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes. The CLOs in which the Fund invests may constitute Passive Foreign Investment Companies (“PFICs”). If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a Regulated Investment Company ("RIC").

Market Risk – An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of Fund investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Debt Securities and Interest Rate Risks – Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk – It is possible that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Prepayment Risk – Debt securities may be subject to prepayment risk because borrowers are typically able to repay their debt obligations prior to maturity principal. Consequently, a debt security's maturity may be longer or shorter than anticipated. When interest rates fall, debt obligations tend to be refinanced or otherwise paid off more quickly than originally anticipated. If that occurs with respect to the Fund’s investments, the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher comparable or yields. For certain investments, lower-than-expected prepayment rates may expose investments in the junior tranches of CLOs to credit risks for longer periods of time.

SOFR Risk – The Fund invests in Target Securities that may have floating or variable rate calculations for payment obligations or financing terms based on the Secured Overnight Financing Rate (“SOFR”). SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate ("LIBOR"). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three- month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Bluerock High Income Institutional Credit Fund	Notes to Financial Statements

March 31, 2024 (Unaudited)

Below Investment Grade Risk – Lower-quality debt investments, known as “below investment grade” or “junk”, are speculative and present greater risk than investments of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of creditor claims and may eliminate or materially reduce liquidity. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Liquidity Risk – Underlying Investments – The Fund's investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations.

Leveraging Risk – The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund's losses in the event of adverse performance of the Fund’s underlying investments.

9. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on May 7, 2024, which resulted in 100.00% of the shares tendered being repurchased for $4,145,170.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Semi-Annual Report | March 31, 2024	29

Bluerock High Income Institutional Credit Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreement

March 31, 2024 (Unaudited)

At a meeting held on November 10, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of the Bluerock High Income Institutional Credit Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the 1940 Act, approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) with Bluerock Credit Fund Advisor, LLC (the “Adviser”) as well as the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and WhiteStar Asset Management (the “Sub-Adviser”).

In evaluating the Adviser and the Sub-Adviser and the fees charged under the Advisory Agreement and the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew each Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Advisory Agreement

Nature, Extent and Quality of Services. The Trustees agreed that the key individuals servicing the Fund had impressive credentials with many years of experience in the financial services industry, a strong track record managing another interval fund, and that the Fund had benefited from the Adviser’s experience and expertise. The Trustees noted the services provided by the Adviser to the Fund included oversight of service providers, portfolio oversight, liquidity management, assistance with financial and other reporting obligations, and serving as the Board’s valuation designee. The Trustees also noted that the Adviser (and its affiliates) had reported no material compliance issues or regulatory issues. The Trustees acknowledged the positive and active working relationship that the Adviser had developed with the Sub-Adviser in order to provide effective oversight of the Sub-Adviser. The Trustees concluded that the Adviser had demonstrated that it was focused on providing high quality of service to the Fund and its shareholders.

Performance. The Board considered the performance of the Fund as compared to the performance of a group of similar closed-end credit interval funds (the “Interval Peer Group”), closed-end credit funds selected by the Adviser with comparable investment objectives to that of the Fund (collectively with the Interval Peer Group, the “Peer Group”), and benchmark credit-oriented indices including the Bloomberg Aggregate Bond Index, Morningstar LSTA Leveraged Loan Index, and ICE BoFA BB US High Yield Index (the “Indices”). The Trustees observed that the Fund underperformed compared to its Peer Group and Interval Peer Group in YTD and 1-year periods, but noted the Fund portfolio was limited by its asset concentration, which was not ideal for the unique macroeconomic conditions that emerged soon after the Fund launched. They noted that despite this setback, the Fund reinvested its cash flows from distribution income and equity capital to opportunities that were well suited to the market conditions that emerged, resulting in the Fund outperforming the Indices and the Interval Peer Group in the last six months of the fiscal year. The Trustees concluded that in the short period of operation of the Fund, the Fund had provided acceptable returns to Fund shareholders.

Costs of Services and Profits and Fees. The Trustees noted that the base management fee of 1.75% and the performance fee of 20% of net investment income above an 8% annual performance return hurdle, whereas the Peer Group average management fee was 1.98% for similar credit funds, and 1.68% for the Interval Peer Group funds generally. They further noted that the Adviser would retain 50% of the net investment advisory fees paid to the Adviser by the Fund, with the balance paid to the Sub-Adviser, and that the Adviser and Sub-Adviser had agreed to waive fees and certain Fund operating expenses in excess of the expense cap. The Trustees discussed that a significant number of peer funds charge an advisory fee greater than 1.75% and several peer funds charge a performance fee of 20% over a hurdle range of 6% to 8% annual returns. They noted the Adviser had taken on substantial entrepreneurial risk in the launch of the Fund, including the costs associated with regulatory compliance, financial reporting, providing officers to the Fund, directing activities of the administrator, negotiating contracts, among many other responsibilities associated with managing the Fund. The Trustees noted that to date, the Adviser had experienced a loss in the operation of the Fund due to waiver of its fees and support to the expense ratio of the Fund, but that the Adviser expected reasonable profits as the Fund grew. The Trustees concluded that the advisory fee was not unreasonable and that the allocation of fees between the Adviser and Sub- Adviser were reasonable given their respective duties and other factors.

Economies of Scale. The Trustees discussed that the Adviser entered an Expense Limitation Agreement (“ELA”) with the Fund through January 2024, the Adviser intendeds to extend this ELA with the Fund through January 2025, and that the Adviser and Sub-Adviser shared the obligation to pay Fund expenses over the cap. The Trustees agreed that the expense limitation had provided shareholders with some of the benefits of a larger fund before assets reached those levels.

Conclusion. In considering the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered many factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and assisted by the advice of independent counsel, determined that continuation of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

Sub-Advisory Agreement

Nature, Extent and Quality of Services. The Trustees noted that the Sub-Adviser’s investment team that serviced the Fund had many years of experience in the financial services industry, including CLO investment strategies, and that the Fund had benefited from their experience and expertise. The Trustees discussed the Sub-Adviser’s approach to analysis and selection of quality CLO investments, its frequent review and monitoring of existing investments for emerging and future risks, and its methodology on seeking best execution. The Trustees also considered that the Sub-Adviser had reported no material compliance or regulatory issues. The Trustees concluded that the Sub-Adviser had the resources and experience to continue to provide high quality of service to the Fund and its shareholders.

Bluerock High Income Institutional Credit Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreement

March 31, 2024 (Unaudited)

Performance. The Trustees noted that the Fund underperformed compared to its credit fund peer group and interval fund peer group in YTD and 1-year periods, but that the Fund portfolio was limited by its asset concentration, which was not ideal for the unique macroeconomic conditions that emerged soon after the Fund launched. They noted that despite this setback, the Fund reinvested its cash flows from distribution income and equity capital to market opportunities that were well suited to the market conditions that emerged, resulting in the Fund outperforming three major credit indices and its interval fund peer group in the last six months of the fiscal year. The Trustees concluded that in the short period of operation of the Fund, the Sub-Adviser, working in conjunction with the Adviser, had demonstrated the ability to actively adjust and dynamically manage its investment strategy to generate reasonable returns to shareholders.

Costs of Services and Profits, and Fees. The Trustees noted that the Adviser was paid a base management fee of 1.75% plus a performance fee of 20% of net investment income over the hurdle, and that the Sub-Adviser received half of the advisory fees paid to the Adviser by the Fund. They noted that the Adviser and Sub-Adviser had agreed to waive fees and pay operating expenses in excess of the expense cap. They also considered the fees charged by the Sub-Adviser for other accounts compared to the fee paid by the Adviser. They considered that the Sub-Adviser had not earned a profit from its relationship with the Fund but estimated earning profits in later years of the Fund’s operations. The Trustees concluded that the Sub-Adviser fee was not unreasonable.

Economies of Scale. The Trustees noted that to date, the Adviser and Sub-Adviser had subsidized the Fund’s operating expenses and shareholders were benefiting from that subsidy despite the small size of the Fund. They agreed to monitor the issue of economies of scale in the next renewal of the Sub-Advisory Agreement.

Conclusion. The Board noted that in considering the Sub-Advisory Agreement, it did not identify any one factor as all-important, but rather considered various factors collectively in light of surrounding circumstances. Further, it noted that each Trustee may have afforded a different weight to different factors. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, concluded that continuation of the Sub-Advisory Agreement for an additional one year term was in the best interests of the Fund and its shareholders.

Semi-Annual Report | March 31, 2024	31

Bluerock High Income Institutional Credit Fund	Additional Information

March 31, 2024 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 1-844-819-8287, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 1-844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

Bluerock High Income Institutional Credit Fund	Privacy Policy

March 31, 2024 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK HIGH INCOME INSTITUTIONAL CREDIT FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock High Income Institutional Credit Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-844-819-8287

Semi-Annual Report | March 31, 2024	33

Bluerock High Income Institutional Credit Fund	Privacy Policy

March 31, 2024 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock High Income Institutional Credit Fund
What We Do
How does Bluerock High Income Institutional Credit Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock High Income Institutional Credit Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates' everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Bluerock High Income Institutional Credit Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●    Bluerock High Income Institutional Credit Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Bluerock High Income Institutional Credit Fund doesn’t jointly market.

Investment Advisor

Bluerock Credit Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company

 1835 Market Street, Suite 310

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 1-844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock High Income Institutional Credit Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 7, 2024

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	June 7, 2024